Exhibit 24.1

A

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

I, the undersigned, do hereby make, constitute and appoint Timothy E. Guertin, Elisha W. Finney and John W. Kuo, and each of them, my true and lawful attorneys-in-fact and agents, each with power of substitution, in any or all of my offices and capacities with Varian Medical Systems, Inc. as shown below, to execute for me and on my behalf a registration statement on Form S-8 (the “Registration Statement”) and any and all amendments and supplements thereto, including post-effective amendments, relating to the Varian Medical Systems, Inc. 2005 Omnibus Stock Plan (Second Amended and Restated 2005 Plan) and to file the Registration Statement, with all exhibits thereto, and any other documents in connection therewith, with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder, and do hereby grant unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, and ratify and confirm all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have executed these presents this 7th of August, 2008.

/s/ Richard M. Levy
Richard M. Levy
Title: Director

Exhibit 24.1

B

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

I, the undersigned, do hereby make, constitute and appoint Timothy E. Guertin, Elisha W. Finney and John W. Kuo, and each of them, my true and lawful attorneys-in-fact and agents, each with power of substitution, in any or all of my offices and capacities with Varian Medical Systems, Inc. as shown below, to execute for me and on my behalf a registration statement on Form S-8 (the “Registration Statement”) and any and all amendments and supplements thereto, including post-effective amendments, relating to the Varian Medical Systems, Inc. 2005 Omnibus Stock Plan (Second Amended and Restated 2005 Plan) and to file the Registration Statement, with all exhibits thereto, and any other documents in connection therewith, with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder, and do hereby grant unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, and ratify and confirm all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have executed these presents this 6th of August, 2008.

/s/ Susan L. Bostrom
Susan L. Bostrom
Title: Director

Exhibit 24.1

C

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

I, the undersigned, do hereby make, constitute and appoint Timothy E. Guertin, Elisha W. Finney and John W. Kuo, and each of them, my true and lawful attorneys-in-fact and agents, each with power of substitution, in any or all of my offices and capacities with Varian Medical Systems, Inc. as shown below, to execute for me and on my behalf a registration statement on Form S-8 (the “Registration Statement”) and any and all amendments and supplements thereto, including post-effective amendments, relating to the Varian Medical Systems, Inc. 2005 Omnibus Stock Plan (Second Amended and Restated 2005 Plan) and to file the Registration Statement, with all exhibits thereto, and any other documents in connection therewith, with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder, and do hereby grant unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, and ratify and confirm all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have executed these presents this 7th of August, 2008.

/s/ John Seely Brown
John Seely Brown
Title: Director

Exhibit 24.1

D

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

I, the undersigned, do hereby make, constitute and appoint Timothy E. Guertin, Elisha W. Finney and John W. Kuo, and each of them, my true and lawful attorneys-in-fact and agents, each with power of substitution, in any or all of my offices and capacities with Varian Medical Systems, Inc. as shown below, to execute for me and on my behalf a registration statement on Form S-8 (the “Registration Statement”) and any and all amendments and supplements thereto, including post-effective amendments, relating to the Varian Medical Systems, Inc. 2005 Omnibus Stock Plan (Second Amended and Restated 2005 Plan) and to file the Registration Statement, with all exhibits thereto, and any other documents in connection therewith, with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder, and do hereby grant unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, and ratify and confirm all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have executed these presents this 7th of August, 2008.

/s/ R. Andrew Eckert
R. Andrew Eckert
Title: Director

Exhibit 24.1

E

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

I, the undersigned, do hereby make, constitute and appoint Timothy E. Guertin, Elisha W. Finney and John W. Kuo, and each of them, my true and lawful attorneys-in-fact and agents, each with power of substitution, in any or all of my offices and capacities with Varian Medical Systems, Inc. as shown below, to execute for me and on my behalf a registration statement on Form S-8 (the “Registration Statement”) and any and all amendments and supplements thereto, including post-effective amendments, relating to the Varian Medical Systems, Inc. 2005 Omnibus Stock Plan (Second Amended and Restated 2005 Plan) and to file the Registration Statement, with all exhibits thereto, and any other documents in connection therewith, with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder, and do hereby grant unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, and ratify and confirm all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have executed these presents this 7th of August, 2008.

/s/ Mark R. Laret
Mark R. Laret
Title: Director

Exhibit 24.1

F

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

I, the undersigned, do hereby make, constitute and appoint Timothy E. Guertin, Elisha W. Finney and John W. Kuo, and each of them, my true and lawful attorneys-in-fact and agents, each with power of substitution, in any or all of my offices and capacities with Varian Medical Systems, Inc. as shown below, to execute for me and on my behalf a registration statement on Form S-8 (the “Registration Statement”) and any and all amendments and supplements thereto, including post-effective amendments, relating to the Varian Medical Systems, Inc. 2005 Omnibus Stock Plan (Second Amended and Restated 2005 Plan) and to file the Registration Statement, with all exhibits thereto, and any other documents in connection therewith, with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder, and do hereby grant unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, and ratify and confirm all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have executed these presents this 7th of August, 2008.

/s/ David W. Martin, Jr.
David W. Martin, Jr.
Title: Director

Exhibit 24.1

G

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

I, the undersigned, do hereby make, constitute and appoint Timothy E. Guertin, Elisha W. Finney and John W. Kuo, and each of them, my true and lawful attorneys-in-fact and agents, each with power of substitution, in any or all of my offices and capacities with Varian Medical Systems, Inc. as shown below, to execute for me and on my behalf a registration statement on Form S-8 (the “Registration Statement”) and any and all amendments and supplements thereto, including post-effective amendments, relating to the Varian Medical Systems, Inc. 2005 Omnibus Stock Plan (Second Amended and Restated 2005 Plan) and to file the Registration Statement, with all exhibits thereto, and any other documents in connection therewith, with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder, and do hereby grant unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, and ratify and confirm all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have executed these presents this 7th of August, 2008.

/s/ Ruediger Naumann-Etienne
Ruediger Naumann-Etienne
Title: Director

Exhibit 24.1

H

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

I, the undersigned, do hereby make, constitute and appoint Timothy E. Guertin, Elisha W. Finney and John W. Kuo, and each of them, my true and lawful attorneys-in-fact and agents, each with power of substitution, in any or all of my offices and capacities with Varian Medical Systems, Inc. as shown below, to execute for me and on my behalf a registration statement on Form S-8 (the “Registration Statement”) and any and all amendments and supplements thereto, including post-effective amendments, relating to the Varian Medical Systems, Inc. 2005 Omnibus Stock Plan (Second Amended and Restated 2005 Plan) and to file the Registration Statement, with all exhibits thereto, and any other documents in connection therewith, with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder, and do hereby grant unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, and ratify and confirm all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have executed these presents this 7th of August, 2008.

/s/ Kent J. Thiry
Kent J. Thiry
Title: Director

Exhibit 24.1

I

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

I, the undersigned, do hereby make, constitute and appoint Elisha W. Finney and John W. Kuo, and each of them, my true and lawful attorneys-in-fact and agents, each with power of substitution, in any or all of my offices and capacities with Varian Medical Systems, Inc. as shown below, to execute for me and on my behalf a registration statement on Form S-8 (the “Registration Statement”) and any and all amendments and supplements thereto, including post-effective amendments, relating to the Varian Medical Systems, Inc. 2005 Omnibus Stock Plan (Second Amended and Restated 2005 Plan) and to file the Registration Statement, with all exhibits thereto, and any other documents in connection therewith, with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder, and do hereby grant unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, and ratify and confirm all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have executed these presents this 7th of August, 2008.

/s/ Timothy E. Guertin
Timothy E. Guertin
Title: Director